UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:                  811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: December 31, 2018

Item 1:	Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Equity - 72.1%

Chemicals - 0.1%
881,773	Vertellus Specialties Inc.(a)(b)	467,340

Communication Services - 15.8%
129,945	Loral Space & Communications, Inc.(c)(d)(e)	4,840,451
169,531	TerreStar Corporation(a)(b)(e)(f)(g)	47,275,415

		52,115,866

Consumer Discretionary - 1.8%
233,715	K12, Inc.(e)(h)	5,793,795
698	Lennar Corp., Class B(h)	21,868

		5,815,663

Energy - 6.2%
5,000	Continental Resources, Inc.(c)(d)(e)	200,950
30,000	NextDecade Corp.(d)(e)(h)	162,000
59,200	Plains GP Holdings LP, Class A(c)(d)	1,189,920
60,000	SemGroup Corp., Class A(c)(d)	826,800
12,000	Shell Midstream Partners LP(c)(d)	196,920
125,800	Targa Resources Corp.(d)(h)	4,531,316
121	Transocean(d)(e)	839
596,100	Williams Cos., Inc.(c)(d)	13,144,005

		20,252,750

Financials - 0.2%
4,500	CIT Group, Inc.(c)(d)	172,215
10,500	Citigroup, Inc.(c)	546,630
19,556	Ditech Holding Corp.(c)(e)	1,956

		720,801

Healthcare - 5.2%
15,200	Aerie Pharmaceuticals, Inc.(e)	548,720
61,625	Brookdale Senior Living, Inc.(c)(e)	412,888
65,900	Collegium Pharmaceutical, Inc.(c)(e)	1,131,503
66,100	Heron Therapeutics, Inc.(c)(e)(i)	1,714,634
269,506	Minerva Neurosciences, Inc.(e)(h)	1,816,470
5,300	Molina Healthcare, Inc.(c)(e)	615,966
345,350	Patterson Cos., Inc.(c)	6,789,581
75,000	Portola Pharmaceuticals, Inc.(c)(e)(i)	1,464,000
56,009	Quorum Health Corp.(c)(e)	161,866
152,800	Surgery Partners, Inc.(e)(h)	1,495,912
175,100	TG Therapeutics, Inc.(c)(e)(i)	717,910
2,800	Ultragenyx Pharmaceutical, Inc.(c)(e)	121,744

		16,991,194

Industrials - 0.2%
25,700	American Airlines Group, Inc.(c)(d)	825,227

Information Technology - 2.1%
342,949	Avaya Holdings Corp.(c)(d)(e)	4,993,338
3,406	Black Knight, Inc.(c)(d)(e)	153,474
21,300	CDK Global, Inc.(c)	1,019,844
6,200	Fortinet, Inc.(c)(d)(e)	436,666
3,800	QUALCOMM, Inc.(c)(d)	216,258

		6,819,580

Materials - 8.2%
730,484	MPM Holdings, Inc. (e)	23,010,246
219,800	United States Steel Corp.(c)(d)	4,009,152

		27,019,398

Media - 0.6%
16,054,749	Gambier Bay LLC(a)(b)(d)(f)	1,846,296

Real Estate - 2.0%
114,300	Independence Realty Trust, Inc., REIT(c)	1,049,274
101,918	Jernigan Capital, Inc., REIT(h)	2,020,015
25,380	Macerich Co. (The), REIT(h)	1,098,446
60,606	NexPoint Residential Trust, REIT(f)(h)	2,124,240
44,387	RAIT Financial Trust, REIT(e)	24,857
49,525	United Development Funding IV, REIT(e)	185,719

		6,502,551

Utilities - 29.7%
1,150	NRG Energy, Inc.(c)(d)	45,540
4,269,000	Vistra Energy Corp.(c)(d)(e)(h)	97,717,410

		97,762,950

	Total U.S. Equity (Cost $331,245,542)	237,139,616

U.S. Master Limited Partnerships - 19.2%

Energy - 19.2%
1,661,400	Energy Transfer Equity LP(c)(d)(h)	21,947,094
370,100	Enterprise Products Partners LP(c)(d)(h)	9,100,759
4,765,931	Highland Energy MLP Fund, Class Y(d)(f)	11,914,827
407,800	MPLX LP(c)(d)	12,356,340
283,255	Western Gas Equity Partners LP(c)(d)	7,854,661

	Total U.S. Master Limited Partnerships (Cost $109,513,881)	63,173,681

U.S. Senior Loans (j) - 14.1%

CHEMICALS - 0.3%
1,102,216	Vertellus Holdings LLC Second Lien Term Loan, 10/31/21(a)(b)(k)	1,011,393

Communication Services - 4.4%
1,928,571	iHeartCommunications, Inc. Tranche D Term Loan, 01/22/19(d)(k)	1,304,466
13,190,529	TerreStar Corporation Term Loan A, 11.000% PIK 02/27/20(a)(b)(f)	13,298,131

		14,602,597

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

Energy - 6.4%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 1 Month+7.250%, 04/11/23	20,965,450

Financial - 0.5%
2,083,239	Ditech Holding Corporation (fka Walter Investment Management Corp.), Tranche B Term Loan, VAR LIBOR USD 3 Month+6.000%, 06/30/22(k)	1,808,939

Retail - 1.5%
1,977,199	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 1 Month+4.000%, 07/01/22	1,328,846
7,177,997	Toys ‘R’ Us-Delaware, Inc., Term Loan B-4,(d)(k)	3,553,108

		4,881,954

Service - 0.6%
2,500,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 1 Month+6.500%, 07/25/22	1,980,213

Utilities - 0.4%
471,039,553	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan,(l)	1,177,599

	Total U.S. Senior Loans (Cost $64,768,403)	46,428,145

Non-U.S. Government Bonds - 10.8%

Regional Authority - 0.3%
40,000,000	Provincia de Buenos AiresArgentina Deposit Rates BADLAR Pvt Banks VAR 30-35d Argentina BADLAR Private Banks+3.830%, 52.52%, 05/31/22(c)(d)(q)	1,028,943

Sovereign - 10.5%
62,500,000	Argentine Republic Government International Bond 2.50%, 3.75%, 3/31/2019,12/31/38(c)(d)(q)	34,485,000

	Total Non-U.S. Government Bonds (Cost $32,850,876)	35,513,943

Non-U.S. Equity - 8.7%

Banks - 0.1%
100,000	Banco del Bajo SA(d)(m)	194,173

Communication Services - 0.6%
131,733	Cablevision Holdings Spon GDR(c)(d)(e)	1,842,034
38,933	Grupo Clarin SA, Class B (d)(e)	108,234

		1,950,268

Consumer Discretionary - 1.5%
31,000	Despegar.com Corp.(c)(d)(e)(h)	384,710
16,069	MercadoLibre, Inc.(c)(d)	4,705,807
10,000	Netshoes Cayman, Ltd.(d)(e)(h)	14,900

		5,105,417

Consumer Staples - 0.5%
230,342	Adecoagro SA(c)(d)(e)(h)	1,603,180

Energy - 0.2%
48,845	Transportadora de Gas del Sur(c)(d)	732,675

Financials - 1.4%
22,370	Banco Macro SA ADR(c)(d)	989,201
11,540	BBVA Banco Frances ADR(d)	130,748
100,000	FGL Holdings(d)(e)(h)	666,000
6,029	Grupo Financiero Galicia SA ADR(c)(d)	166,219
283,287	Grupo Supervielle SA ADR(c)(d)	2,458,931

		4,411,099

Healthcare - 0.0%
5,000	Idorsia, Ltd.(d)(e)(h)	82,837

Industrials - 2.5%
207,200	Air France-KLM(c)(d)(e)	2,245,021
445,098	America Airports(c)(d)(e)	2,951,000
200,000	Atento SA(d)(e)(h)	802,000
125,000	GL Events(d)	2,460,662

		8,458,683

Real Estate - 0.0%
6,453	IRSA Propiedades Comerciales Sa ADR(d)	116,348

Utilities - 1.9%
500,000	Central Puerto, Class B(d)	442,114
96,250	Central Puerto ADR(c)(d)	885,500
684,500	Cia Energetica de Minas Gerais(c)(d)	2,654,463
56,500	Pampa Energia ADR(c)(d)(e)	1,797,265
25,000	Voltalia(d)(e)	242,536

		6,021,878

	Total Non-U.S. Equity (Cost $44,281,416)	28,676,558

Non-U.S. Asset-Backed Securities - 3.8%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR 3M USD LIBOR+4.750%, 7.56%, 2/1/2026(d)(m)(q)	3,408,400

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

4,000,000	Acis CLO, Ltd., Series 2014-4A, Class F VAR ICE LIBOR USD 3 Month+5.150%, 7.69%, 5/1/2026(d)(m)(q)	3,081,600
3,500,000	Acis CLO, Ltd., Series 2014-5A, Class E1 VAR LIBOR USD 3 Month+6.520%, 9.06%, 11/1/2026(d)(m)(q)	3,325,000
2,500,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR 3M USD LIBOR+4.800%, 7.61%, 5/1/2026(d)(m)(q)	2,093,750
438,730	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 VAR LIBOR USD 3 Month+0.400%, 3.09%, 11/25/2051(d)(m)(q)	410,212
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2049(a)(b)(d)(m)	120,037

	Total Non-U.S. Asset-Backed Securities (Cost $12,950,977)	12,438,999

U.S. Preferred Stock - 1.9%

Real Estate - 1.9%
370,968	Braemar Hotels & Resorts, Inc., REIT(c)	6,363,956

	Total U.S. Preferred Stock (Cost $5,750,000)	6,363,956

U.S. Rights - 1.8%

Utilities - 1.8%
7,905,143	Texas Competitive Electric Holdings Co., LLC	5,849,806
	Total U.S. Rights (Cost $22,062,762)	5,849,806

Non-U.S. Corporate Bonds & Notes - 0.8%

Energy - 0.8%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19(a)(b)(d)(k)(m)	2,558,727

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,728,908)	2,558,727

U.S. Warrants - 0.7%

Financial - 0.0%
59,755	Ditech Holding Corp., Expires 02/14/2028(e)	9

		9

Healthcare - 0.1%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049(a)(b)(d)(e)	209,740

Industrials - 0.6%
1,260,362	American Airlines, Expires(e)	1,953,561

Information Technology - 0.0%
38,742	Avaya, Inc., Expires 12/19/2022(d)(e)(k)	107,509

	Total U.S. Warrants (Cost $54,380)	2,270,819

U.S. Corporate Bonds & Notes - 0.2%

Energy - 0.0%
290	Sable Permian Resources LLC/AEPB Finance Corp. 7.38%, 11/01/21(d)(m)	65

Information Technology - 0.0%
9,500,000	Avaya, Inc. 10.50%, 03/01/21(b)(k)	—

Utilities - 0.2%
163,580,000	Texas Competitive Electric Holdings Co., LLC	629,320

	Total U.S. Corporate Bonds & Notes (Cost $1,754,897)	629,385

U.S. Registered Investment Companies - 6.3%
10,000	BB Votorantim Highland Infrastructure LLC(a)(b)(d)(f)	3,371,910
544,599	Highland Merger Arbitrage Fund, Class Z(d)(f)	9,889,917
351,861	NexPoint Strategic Opportunities Fund(c)(d)(f)	7,012,590
436,293	State Street Navigator Securities Lending Government Money Market Portfolio, 2.350%(n)	436,293

	Total U.S. Registered Investment Companies (Cost $23,748,018)	20,710,710

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

U.S. Cash Equivalent - 1.4%

Money Market Fund -1.4%
4,512,257	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.170%	4,512,257

	Total U.S. Cash Equivalents (Cost $4,512,257)	4,512,257

Total Investments - 141.8% (Cost $682,222,317)		466,266,602

Securities Sold Short (o) - (23.9)%

U.S. Equity - (23.9)%

Communication Services - (11.6)%
(97,050)	Netflix, Inc.(d)(p)	(25,976,403)
(80,000)	Nintendo Co, Ltd. ADR(d)	(2,648,000)
(302,200)	Zillow Group, Inc., Class C(p)	(9,543,476)

		(38,167,879)

Energy - (1.2)%
(66,250)	Cheniere Energy, Inc.(d)(p)	(3,921,337)

Healthcare - (11.1)%
(490,150)	Boston Scientific Corp.(p)	(17,321,901)
(68,500)	Stryker Corp.	(10,737,375)
(80,000)	Zimmer Holdings, Inc.(d)	(8,297,600)

		(36,356,876)

	Total U.S. Equity (Proceeds $43,603,167)	(78,446,092)

	Total Securities Sold Short- (23.9)% (Proceeds $43,603,167)	(78,446,092)

Other Assets & Liabilities, Net - (17.9)%		(58,856,763)

Net Assets - 100.0%		328,963,747

(a)

Securities with a total aggregate value of $70,158,989, or 21.3% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $70,158,989, or 21.3% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2018. Please see Notes to Investment Portfolio.

(c)	All or part of this security is pledged as collateral for the credit facility and short sales with BNP Paribas New York. The market value of the securities pledged as collateral was $194,113,205.
(d)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(e)	Non-income producing security.
(f)	Affiliated issuer. Assets with a total aggregate market value of $96,733,326, or 29.4% of net assets, were affiliated with the Fund as of December 31, 2018.
(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$47,275,415	14.4%

(h)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $57,379,792.
(i)

Securities (or a portion of securities) on loan. As of December 31, 2018, the market value of securities loaned was $1,310,547. The loaned securities were secured with cash and securities collateral of $1,343,635. Collateral is calculated based on prior day’s prices.

(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2018, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.50% and 2.81%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2018	Highland Global Allocation Fund

(k)	The issuer is, or is in danger of being, in default of its payment obligation.
(l)	Represents value held in escrow pending future events. No interest is being accrued.
(m)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $15,191,965 or 4.6% of net assets.

(n)	Represents investments of cash collateral received in connection with securities lending.
(o)	As of December 31, 2018, $62,056,099 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(p)	No dividend payable on security sold short.
(q)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2018. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.50% and 3 months equal to 2.81%.

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$436,293	$436,293

Total Borrowings	$436,293	$436,293

Gross amount of recognized liabilities for securities lending transactions		$436,293

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Premier Growth Equity Fund

Shares		Value ($)
Common Stocks - 68.8%

Communication Services - 6.7%
3,000	Alphabet, Inc., Class C(a)	3,106,830
7,000	Apple, Inc.	1,104,180
60,000	Verizon Communications, Inc.	3,373,200

		7,584,210

Consumer Discretionary - 12.9%
100,000	Arcreage Finco B.C. Ltd.	1,901,200
15,000	Darden Restaurants, Inc.	1,497,900
25,000	Deckers Outdoor Corp.(a)	3,198,750
25,000	NIKE, Inc., Class B	1,853,500
75,000	Starbucks Corp.	4,830,000
4,000	Tesla, Inc.(a)	1,331,200

		14,612,550

Consumer Staples - 9.5%
50,000	Coca-Cola	2,367,500
50,000	Coca-Cola European Partners	2,292,500
15,000	Hershey Co.	1,607,700
50,000	Hormel Foods Corp.	2,134,000
25,000	Procter & Gamble Co.	2,298,000

		10,699,700

Energy - 1.0%
20,000	Marathon Petroleum Corp.	1,180,200

Financial - 5.4%
6,000	BlackRock, Inc., Class A	2,356,920
20,000	CME Group, Inc., Class A	3,762,400

		6,119,320

Healthcare - 8.5%
25,000	Abbott Laboratories	1,808,250
13,000	Edwards Lifesciences Corp.(a)	1,991,210
100,000	Fluidigm Corp.(a)	862,000
9,000	HCA Healthcare, Inc.	1,120,050
145,500	Minerva Neurosciences, Inc.(a)	980,670
10,000	Varian Medical Systems, Inc.(a)	1,133,100
10,000	Vertex Pharmaceuticals, Inc.(a)	1,657,100

		9,552,380

Industrials - 5.7%
15,000	Deere & Co.	2,237,550
40,000	Exponent, Inc.	2,028,400
25,000	Waste Management, Inc.	2,224,750

		6,490,700

Information Technology - 11.6%
50,000	Advanced Micro Devices(a)	923,000
12,000	Autodesk, Inc.(a)	1,543,320
55,387	Calix, Inc.(a)	540,023
20,000	Citrix Systems, Inc.	2,049,200
32,393	Dell Technologies, Inc., Class C(a)	1,583,046
25,000	Intel Corp.	1,173,250
10,000	NVIDIA Corp.	1,335,000
10,000	salesforce.com, Inc.(a)	1,369,700
50,000	Symantec Corp.	944,750
10,000	Workday, Inc., Class A(a)	1,596,800

		13,058,089

Materials - 1.4%
25,000	Ball Corp.	1,149,500
2,000	Omnimax International, Inc.(b)(c)	389,140

		1,538,640

Real Estate - 2.8%
15,000	American Tower Corp., REIT	2,372,850
20,000	Liberty Property Trust, REIT	837,600

		3,210,450

Utilities - 3.3%
25,000	New Jersey Resources Corp.	1,141,750
115,000	Vistra Energy Corp.(a)	2,632,350

		3,774,100

	Total Common Stocks (Cost $80,288,735)	77,820,339

Registered Investment Companies - 5.1%
220,978	Highland Merger Arbitrage Fund, Class Z(a)(d)	4,012,957
85,852	NexPoint Strategic Opportunities Fund(d)	1,711,030

	Total Registered Investment Companies (Cost $6,336,228)	5,723,987

Preferred Stock - 1.5%

Information Technology - 1.5%
434,783	AMINO, Inc., Series C(a)(b)(c)(e)(f)	1,743,480

	Total Preferred Stock (Cost $2,500,002)	1,743,480

Total Investments - 75.4% (Cost $89,124,965)		85,287,806

Other Assets & Liabilities, Net - 24.6%		27,821,143

Net Assets - 100.0%		113,108,949

(a)	Non-income producing security.
(b)

Classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $2,132,620, or 1.9% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2018. Please See Notes to Investment Portfolio.

(d)	Affiliated issuer. Assets with a total aggregate market value of $5,723,987, or 5.1% of net assets, were affiliated with the Fund as of December 31, 2018.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the three months ended December 31, 2018 for Highland Global Allocation Fund (the “Fund”). Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, Highland Fixed Income Fund and Highland Energy MLP Fund are reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2018, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2018 is as follows

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Equity
Chemicals	$467,340	$—	$—	$467,340
Communication Services	52,115,866	4,840,451	—	47,275,415
Consumer Discretionary	5,815,663	5,815,663	—	—
Energy	20,252,750	20,252,750	—	—
Financials	720,801	720,801	—	—
Healthcare	16,991,194	16,991,194	—	—
Industrials	825,227	825,227	—	—
Information Technology	6,819,580	6,819,580	—	—
Materials	27,019,398	27,019,398	—	—
Media	1,846,296	—	—	1,846,296
Real Estate	6,502,551	6,502,551	—	—
Utilities	97,762,950	97,762,950	—	—
U.S. Master Limited Partnerships
Energy	63,173,681	63,173,681	—	—
U.S. Senior Loans
Chemicals	1,011,393	—	—	1,011,393
Communication Services	14,602,597	—	1,304,466	13,298,131
Energy	20,965,450	—	20,965,450	—
Financial	1,808,939	—	1,808,939	—
Retail	4,881,954	—	4,881,954	—
Service	1,980,213	—	1,980,213	—
Utilities	1,177,599	—	1,177,599	—
Non-U.S. Government Bonds
Regional Authority	1,028,943	—	1,028,943	—
Sovereign	34,485,000	—	34,485,000	—
Non-U.S. Equity
Banks	194,173	194,173	—	—
Communication Services	1,950,268	1,950,268	—	—
Consumer Discretionary	5,105,417	5,105,417	—	—
Consumer Staples	1,603,180	1,603,180	—	—
Energy	732,675	732,675	—	—
Financials	4,411,099	4,411,099	—	—
Healthcare	82,837	82,837	—	—
Industrials	8,458,683	8,458,683	—	—
Real Estate	116,348	116,348	—	—
Utilities	6,021,878	6,021,878	—	—
Non-U.S. Asset-Backed Securities	12,438,999	—	12,318,962	120,037
U.S. Preferred Stock
Real Estate	6,363,956	6,363,956	—	—
U.S. Rights
Utilities	5,849,806	5,849,806	—	—
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	2,558,727
U.S. Warrants
Financial	9	—	9	—

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Healthcare	$209,740	$—	$—	$209,740
Industrials	1,953,561	1,953,561	—	—
Information Technology	107,509	—	107,509	—
U.S. Corporate Bonds & Notes
Energy	65	—	65	—
Information Technology	—	—	—	—
Utilities	629,320	—	629,320	—
U.S. Registered Investment Companies	20,710,710	17,338,800	—	3,371,910
U.S. Cash Equivalents	4,512,257	4,512,257	—	—

Total Assets	466,266,602	315,419,184	80,688,429	70,158,989

Liabilities
Securities Sold Short
Common Stocks
Communication Services	(38,167,879)	(38,167,879)	—	—
Energy	(3,921,337)	(3,921,337)	—	—
Healthcare	(36,356,876)	(36,356,876)	—	—

Total Liabilities	(78,446,092)	(78,446,092)	—	—

Total	$387,820,510	$236,973,092	$80,688,429	$70,158,989

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the three months ended December 31, 2018.

	Balance as of September 30, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of December 31, 2018	Change in Unrealized Gains/Losses Included in Earnings Related to Securities Still held at Reporting Date
U.S. Equity
Chemicals	$1,296,206	$—	$—	$—	$—	$(828,866)	$—	$—	$467,340	$(828,866)
Communication Services	78,441,402	—	—	—	4,155,617	(12,364,605)	—	(22,956,999)	47,275,415	(12,364,605)
Media	2,127,254	—	—	—	—	(280,958)	—	—	1,846,296	(280,958)
U.S. Senior Loans
Chemicals	1,060,993	—	—	6,905	—	(56,505)	—	—	1,011,393	(56,505)
Communication Services	52,268,596	—	—	(1,000)	(40,000)	160, 923	869,612	(39,960,000)	13,298,131	160,923
U.S. Registered Investment Companies	2,966,972	—	—	—	—	404,938	—	—	3,371,910	404,938
Non-U.S. Asset-Backed Securities	117,574	—	—	84	—	2,379	—	—	120,037	2,379
Non-U.S. Corporate Bonds & Notes Energy	2,558,727	—	—	—	—	—	—	—	2,558,727	—
Non-U.S. Warrants
Healthcare	201,754	—	—	—	—	7,986	—	—	209,740	7,986
Information Technology	199,521	—	(107,509)	—	—	(92,012)	—	—	—	(92,012)
Total	$141,238,999	$—	$(107,509)	$5,989	$4,115,617	$(13,046,720)	$869,612	$(62,916,999)	$70,158,989	$(13,046,720)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels. For the three months ended December 31, 2018, a net amount of $107,509 was transferred from Level 3 to Level 2. Transfers from Level 3 to Level 2 were due to an increase in market activity which resulted in an increase of available market inputs to determine price.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$49,589,050	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.800
			Risk Discount	33.0% - 35.8%
			LTM EBITDA Multiple	7.25x
			Liquidity Discount	10%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	15%
		Net Asset Value	N/A	N/A

U.S. Senior Loans	14,309,524	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.1%
		Debt-Loan Spread	Adjusted Yield	10.79% - 18.61%
			Swap Rate	2.56% - 2.59%

Registered Investment Companies	3,371,910	Net Asset Value	N/A	N/A

Corporate Bonds & Notes	2,558,727	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
		Net Asset Value	N/A	N/A

Warrants	209,740	Black-Sholes Model	Annualized Volatility	63.3%

Asset-Backed Securities	120,037	Discounted Cash Flow	Discount Rate	20.9%

Total	$70,158,989

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: adjusted yield, swap rate, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, discount rate and size adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 80% as of December 31, 2018. The selection of weightings is an inherently subjective process, dependent on professional judgment. These selections may have a material impact to the concluded fair value for such holdings.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $62,056,099 was held with the broker for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

At December 31, 2018, the Fund did not hold any futures contracts. During the three months ended December 31, 2018, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.

If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration)., There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid. The Fund did not have any transactions in written options for the period ended December 31, 2018.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Global Allocation Fund

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of each Fund as of December 31, 2018:

Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares at December 31, 2018	Affiliated Income
Other Affiliates
TerreStar Corp. (U.S. Equity)	235,122	$78,441,402	$—	$(22,956,999)	$4,317,349	$(12,526,337)	$47,275,215	169,531	$—
Gambier Bay LLC (U.S. Equity)	16,054,749	2,127,254	—	—	—	(280,958)	1,846,296	16,054,749	—
NexPoint Residential Trust (U.S. Equity)	—	—	1,999,998	—	—	124,242	2,124,240	60,606	16,667
TerreStar Corp. (U.S. Senior Loans)	52,320,917	52,268,596	869,612	(39,960,000)	(40,000)	159,923	13,298,131	13,190,529	869,612
Highland Energy MLP Fund (Master Limited Partnerships)	4,629,572	17,360,896	439,073	—	—	(5,885,142)	11,914,827	4,765,931	439,073
BB Votorantim Highland Infrastructure LLC (Registered Investment Companies)	10,000	2,966,972	—	—	—	404,938	3,371,910	10,000	—
Highland Merger Arbitrage Fund (Registered Investment Companies)	688,774	14,725,982	1,582,386	(5,323,873)	641,296	(1,735,874)	9,889,917	544,599	1,258,513
NextPoint Strategic Opportunities Fund (Registered Investment Companies)	351,861	7,881,686	—	—	—	(869,096)	7,012,590	351,861	211,117

Total	74,290,995	$175,772,788	$4,891,069	$(68,240,872)	$4,918,645	$(20,608,304)	$96,733,326	35,147,806	$2,794,982

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2018	Highland Premier Growth Equity Fund

(e)	There is currently no rate available.
(f)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stocks	11/18/2016	$2,500,002	$1,743,480	1.5%

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Small-Cap Equity Fund

Shares		Value ($)
Common Stocks - 112.9%

Communication Services - 1.0%
15,275	Sinclair Broadcast Group, Class A(a)	402,343

Consumer Discretionary - 10.8%
233,527	Barnes & Noble, Inc.(a)	1,655,706
58,500	Francesca’s Holdings Corp.(b)(c)	56,792
10,100	Genesco, Inc.(a)(c)	447,430
8,200	Gentherm, Inc.(a)(c)	327,836
20,300	K12, Inc.(a)(c)	503,237
7,075	LKQ Corp.(a)(c)	167,890
6,000	Oxford Industries, Inc.(a)	426,240
8,195	Tractor Supply Co.(a)	683,791

		4,268,922

Consumer Staples - 0.8%
18,400	SpartanNash, Inc.(a)	316,112

Energy - 3.4%
27,000	C&J Energy Services, Inc.(a)(c)	364,500
6,420	Dril-Quip, Inc.(a)(c)	192,792
10,650	Oil States International, Inc.(a)(c)	152,082
28,510	SemGroup Corp., Class A(a)(d)	392,868
15,920	SM Energy, Inc.(a)	246,442

		1,348,684

Financial - 14.5%
5,000,000	Alpha Bank AE ADR(c)	1,437,500
3,094	Canadian Imperial Bank of Commerce(a)	230,627
19,070	Cannae Holdings, Inc.(a)(c)	326,478
9,550	CIT Group, Inc.(a)	365,479
6,377,500	Eurobank Ergasias ADR(c)	1,604,898
2,430	IBERIABANK Corp.(a)	156,200
7,275	KKR, Inc., Class A(d)	142,808
744,050	National Bank of Greece(c)	934,268
57,120	Oaktree Specialty Lending Co.(a)	241,618
3,835	Raymond James Financial, Inc.(a)	285,362

		5,725,238

Healthcare - 29.7%
15,500	Acorda Therapeutics, Inc.(a)(c)	241,490
16,600	Aerie Pharmaceuticals, Inc.(c)(d)	599,260
52,300	Amicus Therapeutics, Inc.(c)(d)	501,034
7,100	ANI Pharmaceuticals, Inc.(a)(b)(c)	319,642
2,582	Charles River Laboratories International Inc.(b)(c)	292,231
110,825	Coherus Biosciences, Inc.(a)(c)(d)	1,002,966
35,716	Collegium Pharmaceutical, Inc.(b)(c)(d)	613,244
119,520	Egalet Corp.(b)(c)	299
63,734	Heron Therapeutics, Inc.(c)(d)	1,653,260
6,650	Intersect ENT, Inc.(a)(c)	187,397
4,025	LHC Group, Inc.(a)(c)	377,867
8,245	MEDNAX, Inc.(b)(c)	272,085
52,870	MiMedx Group, Inc.(a)(b)(c)(d)	94,637
5,720	Molina Healthcare, Inc.(a)(c)	664,778
2,100	Nektar Therapeutics, Class A(b)(c)	69,027
2,450	NuVasive, Inc.(b)(c)	121,422
8,750	Pacira Pharmaceuticals, Inc.(b)(c)	376,425
77,800	Paratek Pharmaceuticals, Inc.(a)(c)(d)	399,114
26,785	Patterson Cos., Inc.(a)(b)(d)	526,593
79,050	Portola Pharmaceuticals, Inc.(a)(b)(c)(d)	1,543,056
4,255	PRA Health Sciences, Inc.(a)(b)(c)	391,290
22,400	Surgery Partners, Inc.(a)(b)(c)	219,296
67,500	TG Therapeutics, Inc.(a)(b)(c)(d)	276,750
14,255	Ultragenyx Pharmaceutical, Inc.(a)(b)(c)(d)	619,807
32,200	Veracyte, Inc.(b)(c)	405,076

		11,768,046

Industrials - 5.3%
98,450	America Airports(a)(c)	652,724
14,000	JetBlue Airways Corp.(a)(c)	224,840
28,100	Luxfer Holdings(b)	495,403
5,160	Matson, Inc.(a)(b)	165,223
20,000	Resources Connection, Inc.(a)	284,000
1,400	Teledyne Technologies, Inc.(a)(c)	289,898

		2,112,088

Information Technology - 6.6%
4,620	CoreLogic, Inc.(a)(c)	154,401
5,500	Cornerstone OnDemand, Inc.(a)(c)	277,365
12,675	Fortinet, Inc.(a)(c)	892,700
6,750	Science Applications International Corp.(a)	429,975
12,700	SS&C Technologies Holdings(a)	572,897
6,990	Teradata Corp.(a)(c)	268,136

		2,595,474

Materials - 22.5%
26,100	Loma Negra Cia Industrial Argentina ADR(a)(c)	290,493
250,000	MPM Holdings, Inc.(c)	7,875,000
2,205	Quaker Chemical Corp.(a)	391,851
6,600	Sensient Technologies Corp.(a)	368,610

		8,925,954

Real Estate - 13.6%
48,500	Independence Realty Trust, Inc., REIT(a)(b)	445,230
105,461	Jernigan Capital, Inc., REIT(a)(d)	2,090,237
56,966	NexPoint Residential Trust , REIT(a)(e)	1,996,658
12,277	RAIT Financial Trust, REIT(c)	6,875
14,300	RLJ Lodging Trust, REIT(a)	234,520
10,266	Spirit MTA REIT, REIT(a)	73,197
15,600	Spirit Realty Capital, Inc., REIT	549,900

		5,396,617

Utilities - 4.7%
61,000	Central Puerto ADR(b)	561,200
6,700	NRG Energy, Inc.(a)	265,320
45,775	Vistra Energy Corp.(a)(c)	1,047,790

		1,874,310

	Total Common Stocks (Cost $51,167,906)	44,733,788

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Small-Cap Equity Fund

Preferred Stock - 7.0%

Real Estate - 7.0%
161,290	Braemar Hotels & Resorts, Inc., REIT 5.50%(a)	2,766,930

	Total Preferred Stock (Cost $2,499,995)	2,766,930

Registered Investment Companies - 6.7%
85,855	NexPoint Strategic Opportunities Fund(a)(e)	1,711,090
962,092	State Street Navigator Securities Lending Government Money Market Portfolio, 2.170%(f)	962,092

	Total Registered Investment Companies (Cost $2,908,040)	2,673,182

Master Limited Partnerships - 6.1%

Energy - 6.1%
16,440	Andeavor Logistics LP(a)	534,136
52,925	Dynagas LNG Partners LP(a)	178,357
71,290	Energy Transfer Equity LP(a)	941,741
7,150	Plains All American Pipeline LP(a)	143,286
22,475	Western Gas Equity Partners LP(a)	623,232

		2,420,752

	Total Master Limited Partnerships (Cost $2,664,563)	2,420,752

Securities Sold Short - (5.5)%

Exchange-Traded Fund - (5.5)%
(52,250)	Direxion Daily Small Capital Bull 3X Shares	(2,199,203)

	Total Exchange-Traded Funds (Cost $-4,508,189)	(2,199,203)

Total Investments - 127.2% (Cost $54,732,315)		50,395,449

Other Assets & Liabilities, Net - (27.2)%		(10,770,900)

Net Assets - 100.0%		39,624,549

(a)	All or part of this security is pledged as collateral for the credit facility with Bank of New York Mellon. The market value of the securities pledged as collateral was $30,611,126
(b)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $4,110,912.
(c)	Non-income producing security.
(d)

Securities (or a portion of securities) on loan. As of December 31, 2018, the market value of securities loaned was $3,983,686. The loaned securities were secured with cash and securities collateral of $4,095,224. Collateral is calculated based on prior day’s prices.

(e)	Affiliated issuer. Assets with a total aggregate market value of $3,707,748, or 9.4% of net assets, were affiliated with the Fund as of December 31, 2018.
(f)	Represents investments of cash collateral received in connection with securities lending.

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$962,092	$962,092

Total Borrowings	$962,092	$962,092

Gross amount of recognized liabilities for securities lending transactions		$962,092

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Total Return Fund

Shares		Value ($)
Common Stocks - 64.0%

Communication Services - 27.7%
581	Alphabet, Inc., Class A (a)	607,122
2,741	Alphabet, Inc., Class C (a)	2,838,607
5,675	Apple, Inc.	895,174
211,334	CenturyLink, Inc.	3,201,710
1,715	Charter Communications, Inc., Class A (a)	488,724
17,800	Facebook, Inc., Class A (a)	2,333,402
21,600	GCI Liberty, Inc. (a)(b)	889,056
53,249	Liberty Global PLC (a)	1,099,059
139,879	Liberty Media -Liberty Formula One, Class A (a)(b)	4,157,204
16,730	Nintendo Co, Ltd. ADR	553,763
19,000	Reading International, Inc., Class A (a)	276,260
22,475	Twenty-First Century Fox	1,073,856
16,000	Vivendi	386,915
85,700	Vivendi ADR	2,069,655

		20,870,507

Consumer Discretionary - 4.2%
2,277	JG Boswell Co.	1,252,350
18,400	Lennar Corp., Class B	576,472
27,070	Sony Corp. ADR	1,306,939

		3,135,761

Consumer Staples - 1.8%
20,370	Anheuser-Busch InBev ADR (b)	1,340,550

Financial - 7.2%
16,870	Berkshire Hathaway, Class B (a)	3,444,517
16,520	Brookfield Asset Management, Class A	633,542
14,860	Citigroup, Inc.	773,612
13,866	Oaktree Capital Group LLC	551,173

		5,402,844

Health Care - 3.7%
24,321	Bayer, Inc.	1,687,650
45,800	Bayer, Inc. ADR	804,706
11,850	Roche Holding AG, Inc. ADR (b)	368,298

		2,860,654

Industrials - 17.8%
1,077,898	Bollore	4,311,602
3,040	Financiere de L’Odet	2,766,258
627,422	PICO Holdings, Inc. (a)	5,734,637
5,540	United Parcel Service, Inc., Class B	540,316

		13,352,813

Materials - 0.5%
5,327	Keweenaw Land Association (a)	362,236

Real Estate - 1.1%
16,600	Alexander & Baldwin, Inc., REIT (a)	305,108
22,350	Brookfield Property, Inc., Class A, REIT	359,835
1,295	Phillips Edison, REIT (a)(c)(d)	12,874
20,900	VEREIT, Inc., REIT	149,435

		827,252

	Total Common Stocks (Cost $53,761,935)	48,152,617

Corporate Obligations - 19.0%

Communication Services - 1.7%
40,000	21st Century Fox America 6.90%, 03/01/19	40,231
6,000	Cisco Systems, Inc. 4.95%, 02/15/19	6,013
15,000	Discovery Communications LLC 2.75%, 11/15/19 (e)	14,850
17,000	Hughes Satellite Systems 6.50%, 06/15/19	17,181
525,504	iHeartCommunications, Inc. cash/0% PIK14.00%, 02/01/21 (f)	60,433
30,000	Orange 5.38%, 07/08/19	30,330
115,000	Time Warner Cable, Inc. 8.25%, 04/01/19	116,298
800,000	8.75%, 02/14/19	804,490
36,000	Walt Disney Co. MTN 1.85%, 05/30/19	35,861
130,000	5.50%, 03/15/19	130,625
16,000	Xilinx, Inc. 2.13%, 03/15/19	15,965

		1,272,277

Consumer Discretionary - 2.4%
40,000	DR Horton, Inc. 3.75%, 03/01/19	39,998
3,000	eBay, Inc. 2.20%, 08/01/19	2,980
500,000	Ford Motor Credit Co. LLC 2.38%, 03/12/19	499,194
545,000	General Motors Financial Co. 2.40%, 05/09/19	542,999
267,000	3.10%, 01/15/19	266,992
12,000	3.50%, 07/10/19	12,000
19,000	Lennar Corp. 4.50%, 11/15/19	18,905
353,000	Marriott International, Inc. 3.00%, 03/01/19	352,564
32,000	MGM Resorts International 5.25%, 03/31/20	32,160
41,000	Whirlpool Corp. 2.40%, 03/01/19	40,945

		1,808,737

Consumer Staples - 3.2%
411,000	Kimberly-Clark Corp. 1.40%, 02/15/19	410,117
250,000	Molson Coors Brewing Co. 1.90%, 03/15/19	249,301
479,000	Philip Morris International, Inc. 1.88%, 01/15/19	478,786
500,000	Reynolds American, Inc. 8.13%, 06/23/19	510,144
758,000	Walgreen Co. 5.25%, 01/15/19	758,474

		2,406,822

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Total Return Fund

Energy - 1.2%
114,000	Kinder Morgan Energy Partners, Inc. 2.65%, 02/01/19	113,941
330,000	9.00%, 02/01/19	331,430
200,000	Kinder Morgan, Inc. 3.05%, 12/01/19	198,891
42,000	5.63%, 11/15/23 (e)	44,445
235,000	TransCanada PipeLines, Ltd. 7.13%, 01/15/19	235,307

		924,014

Financials - 3.5%
27,000	Bank of America Corp. MTN 2.60%, 01/15/19	26,995
100,000	Capital One Bank USA 2.30%, 06/05/19	99,672
21,000	CNA Financial Corp. 5.88%, 08/15/20	21,794
71,000	Goldman Sachs Group, Inc. 2.63%, 01/31/19	70,957
25,000	VAR ICE LIBOR USD 3 Month+1.600%, 4.04%, 07/15/20 (g)	25,087
13,000	7.50%, 02/15/19	13,063
1,000,000	JPMorgan Chase & Co. 2.25%, 01/23/20	990,193
265,000	VAR ICE LIBOR USD 3 Month+3.470%, 5.99%, 12/31/49 (g)(h)	261,687
500,000	Morgan Stanley MTN 7.30%, 05/13/19	507,635
500,000	Prudential Financial, Inc. VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43 (g)	490,290
100,000	Unilever Capital Corp. 2.20%, 03/06/19	99,877

		2,607,250

Health Care - 3.0%
425,000	Amgen, Inc. 5.70%, 02/01/19	425,858
5,000	Bristol-Myers Squibb Co. 1.75%, 03/01/19	4,989
100,000	Cardinal Health, Inc. 2.40%, 11/15/19	99,315
500,000	CVS Health Corp. 2.25%, 08/12/19	497,625
44,000	HCA, Inc. 6.50%, 02/15/20	45,210
5,000	McKesson Corp. 2.28%, 03/15/19	4,990
9,000	Medtronic, Inc. 2.50%, 03/15/20	8,955
875,000	Pfizer, Inc. 2.10%, 05/15/19	872,757
26,000	Roche Holdings, Inc. 2.25%, 09/30/19 (e)	25,832
100,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/19	98,616
50,000	Tenet Healthcare Corp. 4.75%, 06/01/20	50,068
30,000	6.00%, 10/01/20	30,488
50,000	UnitedHealth Group, Inc. 1.63%, 03/15/19	49,866

		2,214,569

Industrials - 2.7%
624,000	Boeing 6.00%, 03/15/19	627,038
61,000	Bombardier, Inc. 7.75%, 03/15/20 (e)	62,144
500,000	Canadian Pacific Railway Co. 7.25%, 05/15/19	507,117
645,000	General Electric Co. VAR ICE LIBOR USD 3 Month+3.330%, 5.00%, 01/21/21 (g)(h)	494,231
37,000	Illinois Tool Works, Inc. 1.95%, 03/01/19	36,943
232,000	Union Pacific Corp. 2.25%, 02/15/19	231,598
50,000	7.88%, 01/15/19	50,078
15,000	United Technologies Corp. 1.50%, 11/01/19	14,821

		2,023,970

Materials - 0.0%
3,000	Ecolab, Inc. 2.00%, 01/14/19	2,999
5,000	EI du Pont de Nemours & Co. 5.75%, 03/15/19	5,023

		8,022

Real Estate - 0.4%
299,000	American Tower Corp., REIT 3.40%, 02/15/19	299,178
30,000	Iron Mountain, Inc., REIT 6.00%, 08/15/23	30,450

		329,628

Utilities - 0.9%
64,000	Electricite de France 2.15%, 01/22/19 (e)	63,963
395,000	Sempra Energy 9.80%, 02/15/19	397,646
250,000	WEC Energy Group VAR ICE LIBOR USD 3 Month+2.113%, 4.73%, 05/15/67 (g)	205,227

		666,836

	Total Corporate Obligations (Cost $14,794,870)	14,262,125

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Total Return Fund

Registered Investment Companies - 8.7%
29,173	BlackRock Limited Duration Income Trust	390,043
11,644	BlackRock Taxable Municipal Bond Trust	244,757
31,116	Cohen & Steers Limited Duration Preferred and Income Fund	678,640
32,455	DoubleLine Funds Trust-DoubleLine Opportunistic Credit Fund	615,022
21,296	Flaherty & Crumrine Dynamic Preferred and Income Fund	433,799
48,545	Flaherty & Crumrine Preferred Securities Income Fund (b)	812,158
20,500	Guggenheim Taxable Municipal Managed Duration Trust	449,565
168,980	Kayne Anderson Midstream	1,630,657
11,042	Nuveen Taxable Municipal Income Fund	213,773
866,170	State Street Navigator Securities Lending Government Money Market Portfolio, 2.350% (i)	866,170
39,710	TCW Strategic Income Fund (b)	209,272

	Total Registered Investment Companies (Cost $6,924,561)	6,543,856

U.S. Treasury Obligations - 3.9%
500,000	U.S. Treasury Notes 1.38%, 1/15/2020	493,740
500,000	1.75%, 12/31/2020	492,979
2,000,000	United States Treasury Bill 2.26%, 4/25/2019 (j)	1,984,925

	Total U.S. Treasury Obligations (Cost $2,984,718)	2,971,644

Preferred Stock - 1.8%

Communication Services - 0.6%
23,100	Qwest Corp. 6.75%	435,630

Financial - 0.7%
395	Wells Fargo & Co. 7.50% (a)(h)	498,478

Real Estate - 0.5%
10,200	American Homes 4 Rent, REIT 6.35% (h)	225,930
7,492	RLJ Lodging Trust, REIT 1.95% (a)(h)	185,652

		411,582

	Total Preferred Stock (Cost $1,470,702)	1,345,690

Agency Mortgage-Backed Securities - 1.6%
50,210	Federal Home Loan Mortgage Corp. 5.00%, 6/1/2041	53,696
436,959	Federal National Mortgage Assoc. 3.00%, 2/1/2043 to 6/1/2043 (k)	429,748
195,810	3.50%, 11/1/2042 to 2/1/2043 (k)	197,553
75,430	4.00%, 2/1/2044	77,428
129,732	4.50%, 11/1/2040 to 1/1/2041 (k)	135,937
72,597	5.00%, 6/1/2041	77,518
110,786	Government National Mortgage Assoc. 3.50%, 5/20/2043	112,083
127,354	4.00%, 1/20/2041 to 4/20/2043 (k)	131,593

	Total Agency Mortgage-Backed Securities (Cost $1,235,214)	1,215,556

Asset-Backed Securities - 0.2%
12,410	Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX 5.48%, 1/15/2049 (g)	12,459
1	Bear Stearns Asset Backed Securities Trust, Series 2003-ABF1, Class A VAR ICE LIBOR USD 1 Month+0.740%, 3.25%, 1/25/2034 (g)	1
60,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C 4.89%, 1/15/2047 (g)	60,692
716	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM 6.11%, 7/15/2040 (g)	717
818	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL 6.11%, 7/15/2040 (e)	819
40,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS 4.35%, 3/15/2047 (g)	40,683

	Total Asset-Backed Securities (Cost $115,815)	115,371

Mortgage-Backed Securities - 0.2%
17,042	Federal National Mortgage Assoc. 4.50%, 2/1/2040	17,859
111,212	Government National Mortgage Assoc. 3.00%, 4/20/2043 to 6/20/2043 (k)	110,472
47,639	4.50%, 5/20/2040 to 3/20/2041 (k)	50,011

	Total Mortgage-Backed Securities (Cost $178,097)	178,342

Agency Collateralized Mortgage Obligations - 0.0%
60,230	Federal National Mortgage Assoc. REMIC, Series 2012-93, Class SW VAR LIBOR USD 1 Month+6.100%, 3.59%, 9/25/2042 (g)(l)	9,334
4,063	Federal National Mortgage Assoc. STRIPS, Series 2004-354, Class 1 0.00%, 12/25/2034 (m)	3,456

	Total Agency Collateralized Mortgage Obligations (Cost $31,463)	12,790

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Total Return Fund

Cash Equivalents - 1.2%

Money Market Fund - 1.2%
911,608	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.170%	911,608

	Total Cash Equivalents (Cost $911,608)	911,608

Total Investments - 100.6% (Cost $82,408,983)		75,709,599

Other Assets & Liabilities, Net - (0.6)%		(459,880)

Net Assets - 100.0%		75,249,719

(a)	Non-income producing security.
(b)

Securities (or a portion of securities) on loan. As of December 31, 2018, the market value of securities loaned was $5,108,500. The loaned securities were secured with cash and securities collateral of $5,236,159. Collateral is calculated based on prior day’s prices.

(c)

Classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities maybe valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $12,874, or 0.00%% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2018. Please see Notes to Investment Portfolio.

(e)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $212,052 or 0.3% of net assets.

(f)	The issuer is, or is in danger of being, in default of its payment obligation.
(g)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2018. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.50% and 3 months equal to 2.81%.

(h)	Perpetual maturity. Maturity date presented represents the next call date.
(i)	Represents investments of cash collateral received in connection with securities lending.
(j)	Rate shown represents the bond effective yield to maturity at date of purchase.
(k)	Securities are grouped by coupon and represent a range of maturities.
(l)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(m)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

The Fund invested in the following countries as of December 31, 2018:

Country	Percentage (based on Total Investments)*
United States	85.5%
France	9.9%
Germany	2.2%
Canada	1.1%
United Kingdom	0.1%
Switzerland	0.0%

98.8%

Industry[1]	Domestic	Foreign	Percentage (based on Total Investments)*
Media & Entertainment	21.7%	0.5%	22.2%
Transportation	0.7%	9.3%	10.0%
Commercial Services & Supplies	7.6%	0.0%	7.6%
Diversified Financials	6.1%	0.0%	6.1%
Telecommunication Services	4.2%	0.0%	4.2%
Consumer Durables & Apparel	4.1%	0.0%	4.1%
Pharmaceuticals, Biotechnology & Life Sciences	1.6%	2.2%	3.8%
Food, Beverage & Tobacco	1.8%	0.0%	1.8%
Technology Hardware & Equipment	1.2%	0.0%	1.2%
Real Estate	1.1%	0.0%	1.1%
Banks	1.0%	0.0%	1.0%
Materials	0.5%	0.0%	0.5%

			63.6%

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2018	Highland Total Return Fund

Sector	Percentage (based on Total Investments)*
Corporate Obligation	18.8%
U.S. Treasury Obligation	3.9%
Preferred Stock	1.8%
Agency Mortgage-Backed Security	1.6%
Other (each less than 1.0%)	0.4%

26.5%

Other Instruments	Percentage (based on Total Investments)*
Registered Investment Company	8.7%
Cash Equivalents	1.2%

9.9%

100.0%

	Overnight and Continuous	Total
Securities Lending Transactions[2]
Common Stocks	$866,170	$866,170

Total Borrowings	$866,170	$866,170

Gross amount of recognized liabilities for securities lending transactions		$866,170

[1]	Includes domestic and foreign equity securities
[2]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.
*	The calculated percentages are based on total investments. The other assets & liabilities, net line has been excluded from the calculation

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)
Municipal Bonds - 98.7%

Alaska - 4.6%
420,000	Alaska Housing Finance Corp. 5.00%, 06/01/22	461,924
80,000	5.00%, 12/01/27	86,854

		548,778

Arizona - 4.3%
475,000	Arizona Sports & Tourism Authority 5.00%, 07/01/25	511,034

California - 13.2%
120,000	Adelanto Public Utility Authority Insured: AGM 5.00%, 07/01/27	143,744
500,000	Golden State Tobacco Securitization Corp. Insured: ST APPROP 5.00%, 06/01/29	553,655
300,000	Los Angeles County Public Works Financing Authority 5.00%, 12/01/27	356,328
435,000	Oxnard Financing Authority Insured: AGM 5.00%, 06/01/28	494,190
8,000	Sacramento, CA Municipal Utility District 6.80%, 10/01/19	8,306

		1,556,223

Colorado - 4.7%
500,000	Regional Transportation District, CO 5.00%, 11/01/27	550,335

Connecticut - 6.8%
250,000	State of Connecticut Special Tax Revenue 5.00%, 10/01/28	274,500
500,000	Town of Fairfield, CT GO, 5.00%, 01/01/21	531,915

		806,415

District of Columbia - 4.5% (a)
500,000	District of Columbia 5.00%, 04/01/30	534,570

Florida - 1.9%
200,000	City of Lakeland, FL 5.00%, 11/15/33	219,896

Georgia - 4.2%
500,000	Municipal Electric Authority of Georgia 5.25%, 01/01/19	500,000

Hawaii - 4.4%
500,000	State of Hawaii Airports System 5.25%, 07/01/24	523,505

Illinois - 11.8%
500,000	Carol Stream Park District GO, Insured: BAM 5.00%, 01/01/32	563,005
460,000	Illinois Financing Authority 5.00%, 11/15/27	498,760
315,000	Illinois State University Insured: AGM 4.00%, 04/01/27	332,627

		1,394,392

Maine - 0.1%
15,000	Maine Health & Higher Educational Facilities Authority 5.25%, 07/01/20	15,674

Massachusetts - 1.9%
200,000	Massachusetts Water Resources Authority 5.00%, 08/01/32	222,504

Michigan - 4.9%
500,000	Great Lakes Water Authority Water Supply System 5.00%, 07/01/29	576,090

Missouri - 4.4%
500,000	Missouri Highway & Transportation Commission 5.00%, 05/01/21	520,955

New Jersey - 9.3%
500,000	New Jersey Economic Development Authority Insured: AGM 5.00%, 06/15/29	551,510
500,000	New Jersey Educational Facilities Authority 5.00%, 06/15/26	544,935

		1,096,445

Pennsylvania - 9.9%
85,000	City of Philadelphia, PA Gas Works Co Insured: NATL 7.00%, 05/15/20 (a)	88,516
480,000	Pennsylvania State Higher Educational Facilities Authority 5.00%, 09/01/29	541,968
500,000	Pennsylvania Turnpike Commission 5.00%, 12/01/21	544,875

		1,175,359

Texas - 7.8%
500,000	Central Texas Turnpike System 5.00%, 08/15/31	543,770
100,000	Port Authority Navigation District of Jefferson County 2.10%, 11/01/40 (a)	100,000
250,000	Texas Transportation Commission State Highway Fund 5.00%, 04/01/23	280,693

		924,463

	Total Municipal Bonds (Cost $11,429,487)	11,676,638

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2018	Highland Tax-Exempt Fund

Shares		Value ($)
Cash Equivalents - 0.7%
Money Market Fund - 0.7%
83,733	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.17%	83,733

	Total Cash Equivalents (Cost $83,733)	83,733

Total Investments - 99.4% (Cost $11,513,220)		11,760,371

Other Assets & Liabilities, Net - 0.6%		67,962

Net Assets - 100.0%		11,828,333

(a)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2018. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.50% and 3 months equal to 2.81%.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Fixed Income Fund

Principal Amount ($)		Value ($)
Corporate Obligations - 46.1%
Communication Services - 3.2%
1,140,000	21st Century Fox America 5.65%, 08/15/20	1,181,563
471,000	AT&T VAR ICE LIBOR USD 3 Month+0.950%, 3.39%, 07/15/21 (a)	469,616
156,000	4.45%, 04/01/24	158,765
336,000	5.15%, 03/15/42	314,891
205,000	Cequel Communications Holdings I 5.13%, 12/15/21 (b)	202,516
103,000	Comcast 4.75%, 03/01/44	103,391
2,125,000	NBCUniversal Media 5.15%, 04/30/20	2,181,987
119,000	Sprint 7.25%, 09/15/21	122,094
946,000	Warner Media 4.00%, 01/15/22	958,313
168,000	5.35%, 12/15/43	162,479
215,000	Windstream Services 6.38%, 08/01/23	87,613
105,000	Xilinx, Inc. 2.13%, 03/15/19	104,769

		6,047,997

Consumer Discretionary - 2.6%
750,000	Block Financial 4.13%, 10/01/20	756,523
750,000	eBay, Inc. 2.20%, 08/01/19	745,127
750,000	Ford Motor Credit VAR ICE LIBOR USD 3 Month+1.080%, 3.66%, 08/03/22 (a)	703,340
200,000	5.88%, 08/02/21	205,236
250,000	General Motors Financial VAR ICE LIBOR USD 3 Month+1.270%, 3.68%, 10/04/19 (a)	251,042
197,000	VAR ICE LIBOR USD 3 Month+1.550%, 3.99%, 01/14/22 (a)	194,392
750,000	Signet UK Finance 4.70%, 06/15/24 (c)	665,625
635,000	Starbucks 2.20%, 11/22/20 (c)	624,823
750,000	Tapestry 4.25%, 04/01/25	731,635

		4,877,743

Consumer Staples - 1.2%
250,000	Altria Group 2.63%, 01/14/20	247,775
108,000	2.95%, 05/02/23	102,843
108,000	4.50%, 05/02/43	90,193
60,000	Ingles Markets 5.75%, 06/15/23	59,550
1,000,000	Mondelez International 3.00%, 05/07/20	996,619
750,000	Philip Morris International 2.63%, 02/18/22	726,291
111,000	4.13%, 03/04/43	98,311

		2,321,582

Energy - 3.1%
90,000	Anadarko Petroleum 6.20%, 03/15/40	93,269
500,000	Chesapeake Energy VAR ICE LIBOR USD 3 Month+3.250%, 5.69%, 04/15/19 (a)	498,750
259,000	Energy Transfer Operating 6.50%, 02/01/42	259,257
65,000	Kerr-McGee 6.95%, 07/01/24	72,549
181,000	Kinder Morgan Energy Partners 3.50%, 09/01/23	176,192
205,000	4.30%, 05/01/24	204,935
1,300,000	Kinder Morgan, Inc. 3.05%, 12/01/19	1,292,793
120,000	Sabine Pass Liquefaction 5.63%, 02/01/21	123,693
214,000	Unit 6.63%, 05/15/21	195,810
95,000	Weatherford International 5.95%, 04/15/42	48,806
1,567,000	Williams 4.13%, 11/15/20 (c)	1,580,056
197,000	4.55%, 06/24/24	199,142
317,000	5.25%, 03/15/20	323,396
780,000	7.88%, 09/01/21	852,833

		5,921,481

Financials - 18.7%
119,000	Allstate VAR ICE LIBOR USD 3 Month+2.938%, 5.75%, 08/15/53 (a)	116,322
2,550,000	American Express 2.20%, 10/30/20	2,505,090
1,000,000	VAR ICE LIBOR USD 3 Month+3.285%, 4.90%, 12/31/49 (a),(d)	958,750
750,000	Assured Guaranty US Holdings 5.00%, 07/01/24 (c)	776,625

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Fixed Income Fund

311,000	Bank of America MTN 4.00%, 04/01/24	312,944
128,000	4.10%, 07/24/23	129,817
980,000	VAR ICE LIBOR USD 3 Month+1.750%, 4.56%, 09/28/20 (a)	986,304
450,000	VAR ICE LIBOR USD 3 Month+3.387%, 5.13%, 12/31/49 (a),(d)	440,437
900,000	5.49%, 03/15/19	904,130
1,250,000	5.88%, 01/05/21	1,315,908
810,000	Capital One Financial VAR ICE LIBOR USD 3 Month+0.950%, 3.72%, 03/09/22 (a)	797,268
275,000	Charles Schwab VAR ICE LIBOR USD 3 Month+4.820%, 7.00%, 02/28/49 (a)(c),(d)	285,656
750,000	Citigroup VAR ICE LIBOR USD 3 Month+4.059%, 5.88%, 12/29/49 (a),(d)	724,687
253,000	Five Corners Funding Trust 4.42%, 11/15/23 (b)	260,565
103,000	Genworth Holdings 4.80%, 02/15/24	85,490
101,000	7.70%, 06/15/20 (c)	102,515
835,000	Goldman Sachs Capital III VAR ICE LIBOR USD 3 Month+0.770%, 4.00%, 09/29/49 (a),(d)	575,925
311,000	Goldman Sachs Group, Inc. MTN 2.63%, 01/31/19	310,810
2,000,000	3.00%, 09/24/19	1,994,927
750,000	VAR ICE LIBOR USD 3 Month+1.170%, 3.79%, 11/15/21 (a)	748,556
247,000	4.00%, 03/03/24	243,902
516,000	VAR ICE LIBOR USD 3 Month+1.400%, 4.09%, 08/26/20 (a)	512,694
750,000	VAR ICE LIBOR USD 3 Month+1.750%, 4.26%, 10/28/27 (a)	721,270
500,000	Independent Bank Group VAR ICE LIBOR USD 3 Month+2.830%, 5.00%, 12/31/27 (a)	503,957
304,000	Invesco Finance 3.13%, 11/30/22	298,233
2,950,000	JPMorgan Chase & Co. VAR ICE LIBOR USD 3 Month+3.320%, 5.00%, 12/29/49 (a),(d)	2,850,438
359,000	VAR ICE LIBOR USD 3 Month+3.470%, 5.99%, 12/31/49 (a),(d)	354,512
2,000,000	VAR ICE LIBOR USD 3 Month+3.780%, 6.75%, 12/31/49 (a),(d)	2,069,000
500,000	Lazard Group 4.25%, 11/14/20	506,877
221,000	Liberty Mutual Group 4.25%, 06/15/23 (b)	223,040
750,000	Manufacturers & Traders Trust VAR ICE LIBOR USD 3 Month+0.640%, 3.38%, 12/01/21 (a)	742,900
750,000	Mellon Capital IV VAR ICE LIBOR USD 3 Month+0.565%, 4.00%, 12/20/66 (a),(d)	570,660
1,550,000	MetLife VAR ICE LIBOR USD 3 Month+3.575%, 5.25%, 12/29/49 (a),(d)	1,493,425
500,000	Morgan Stanley MTN VAR N/A+0.500%, 3.00%, 02/21/20 (a)	483,750
500,000	VAR ICE LIBOR USD 3 Month+1.250%, 3.69%, 01/16/20 (a)	500,177
250,000	VAR ICE LIBOR USD 3 Month+1.120%, 3.91%, 12/15/19 (a)	246,250
500,000	VAR CPI YOY+2.000%, 4.28%, 02/11/20 (a)	503,125
224,000	4.88%, 11/01/22	231,031
850,000	NTC Capital II VAR ICE LIBOR USD 3 Month+0.590%, 3.03%, 04/15/27 (a)	780,938
750,000	Old Republic International 4.88%, 10/01/24	780,547
250,000	People’s United Bank 4.00%, 07/15/24	250,868
895,000	Prudential Financial, Inc. VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43 (a)	877,619
750,000	State Street VAR ICE LIBOR USD 3 Month+1.000%, 3.79%, 06/15/37 (a)	590,625

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Fixed Income Fund

750,000	Stifel Financial 3.50%, 12/01/20	750,266
1,025,000	US Bancorp VAR ICE LIBOR USD 3 Month+3.486%, 5.13%, 12/29/49 (a),(d)	1,016,031
800,000	USB Capital IX VAR ICE LIBOR USD 3 Month+1.020%, 3.50%, 04/15/49 (a),(d)	593,000
795,000	Wachovia Capital Trust II VAR ICE LIBOR USD 3 Month+0.500%, 2.94%, 01/15/27 (a)	685,688
750,000	Wells Fargo 4.13%, 08/15/23	755,217
884,000	VAR ICE LIBOR USD 3 Month+3.110%, 5.90%, 12/29/49 (a)(c),(d)	843,336

		35,312,102

Health Care - 2.9%
197,000	Allergan Funding SCS 3.85%, 06/15/24	194,537
112,000	Catholic Health Initiatives 2.95%, 11/01/22	109,639
800,000	CVS Health 2.13%, 06/01/21	772,340
2,000,000	2.80%, 07/20/20	1,982,697
775,000	3.13%, 03/09/20	773,688
750,000	3.35%, 03/09/21	748,249
187,000	Endo Finance 5.38%, 01/15/23 (b)	143,055
395,000	Express Scripts Holding 2.25%, 06/15/19	393,362
209,000	Gilead Sciences 3.70%, 04/01/24	208,799
114,000	HCA, Inc. 6.50%, 02/15/20	117,135
97,000	Mylan 5.40%, 11/29/43	82,352

		5,525,853

Industrials - 4.8%
1,554,000	BNSF Funding Trust I VAR ICE LIBOR USD 3 Month+2.350%, 6.61%, 12/15/55 (a)	1,678,320
150,000	CNH Industrial Capital 3.38%, 07/15/19	148,914
1,500,000	General Dynamics 3.00%, 05/11/21	1,501,722
383,000	General Electric MTN 2.20%, 01/09/20 (c)	377,517
750,000	VAR ICE LIBOR USD 3 Month+0.300%, 2.74%, 05/13/24 (a)	615,445
689,000	General Electric Co. VAR ICE LIBOR USD 3 Month+3.330%, 5.00%, 01/21/21 (a),(d)	527,946
500,000	International Lease Finance 5.88%, 08/15/22	524,153
775,000	Masco 5.95%, 03/15/22	821,844
747,000	Pitney Bowes 4.63%, 03/15/24	634,479
1,100,000	Republic Services 5.25%, 11/15/21	1,165,225
1,000,000	Union Pacific 3.20%, 06/08/21	1,005,138

		9,000,703

Information Technology - 1.4%
308,000	Apple 2.85%, 05/06/21	308,481
520,000	HP 2.75%, 01/14/19	519,872
500,000	Motorola Solutions 3.50%, 03/01/23	483,767
720,000	Seagate HDD Cayman 4.75%, 01/01/25 (c)	639,369
750,000	Western Union 3.60%, 03/15/22 (c)	747,652

		2,699,141

Materials - 1.5%
1,000,000	Martin Marietta Materials VAR ICE LIBOR USD 3 Month+0.650%, 3.33%, 05/22/20 (a)	994,806
750,000	Sherwin-Williams 2.25%, 05/15/20	738,763
975,000	4.20%, 01/15/22	988,322

		2,721,891

Real Estate - 4.3%
220,000	American Tower Corp., REIT 3.40%, 02/15/19	220,131
750,000	Corporate Office Properties 5.25%, 02/15/24	778,364
750,000	EPR Properties 5.75%, 08/15/22	786,927
2,000,000	National Retail Properties 3.80%, 10/15/22	2,011,931
750,000	PotlatchDeltic 7.50%, 11/01/19	776,622

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Fixed Income Fund

250,000	Realty Income 5.75%, 01/15/21 (c)	260,221
158,000	Simon Property Group 2.35%, 01/30/22	153,514
450,000	2.50%, 09/01/20	444,025
1,394,000	VEREIT Operating Partnership 4.13%, 06/01/21	1,407,552
698,000	4.60%, 02/06/24	706,437
569,000	WP Carey 4.60%, 04/01/24	578,111

		8,123,835

Utilities - 2.4%
103,000	CMS Energy 4.88%, 03/01/44	107,906
146,000	Duke Energy 3.75%, 04/15/24	146,397
111,000	Evergy 4.85%, 06/01/21	113,940
142,000	PacifiCorp 6.25%, 10/15/37	177,422
324,000	Public Service Electric & Gas MTN 2.38%, 05/15/23	313,541
1,750,000	Southern VAR ICE LIBOR USD 3 Month+3.630%, 5.50%, 03/15/57 (a)	1,684,492
2,460,000	WEC Energy Group VAR ICE LIBOR USD 3 Month+2.113%, 4.73%, 05/15/67 (a)	2,019,439

		4,563,137

	Total Corporate Obligations (Cost $89,569,008)	87,115,465

Asset-Backed Securities - 12.8%
2,265,000	American Express Credit Account Master Trust, Series 2018-4, Class A 2.99%, 12/15/2023	2,272,104
410,000	Avis Budget Rental Car Funding AESOP, Series 2016-1A, Class A 2.99%, 6/20/2022 (b)	407,725
60,000	BMW Vehicle Lease Trust, Series 2017-2, Class A4 2.19%, 3/22/2021	59,511
750,000	Capital Auto Receivables Asset Trust, Series 2015-2, Class D 3.16%, 11/20/2020	749,899
582,560	DT Auto Owner Trust, Series 2015-3A, Class D 4.53%, 10/17/2022 (b)	585,520
750,000	First Investors Auto Owner Trust, Series 2014-2A, Class D 3.47%, 2/15/2021 (b)	749,976
2,000,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A 2.31%, 4/15/2026 (b)	1,986,331
2,200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A 2.44%, 1/15/2027 (b)	2,182,246
1,000,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1 3.13%, 3/15/2023 (b)	1,000,616
624,000	Hertz Vehicle Financing II, Series 2016-1A, Class A 2.32%, 3/25/2020 (b)	622,591
285,641	Santander Drive Auto Receivables Trust, Series 2015-4, Class C 2.97%, 3/15/2021	285,531
4,640,398	Small Business Administration VAR Prime Rate by Country+- 2.600%, 2.65%, 5/25/2043 to 12/25/2043 (a),(e)	4,636,166
1,092,256	VAR Prime Rate by Country+- 2.520%, 2.73%, 9/25/2036 (a)	1,091,098
4,038,032	VAR Prime Rate by Country+- 2.500%, 2.75%, 3/25/2025 to 5/25/2028 (a),(e)	4,038,173
1,984,967	VAR Prime Rate by Country+- 2.450%, 2.80%, 7/25/2028 (a)	1,984,044
1,000,000	Toyota Auto Receivables, Series 2017-D, Class A3 1.93%, 1/18/2022	986,329
650,000	World Omni Auto Receivables Trust, Series 2015-A, Class B 2.04%, 1/18/2022	648,457

	Total Asset-Backed Securities (Cost $24,256,723)	24,286,317

Municipal Bonds - 8.1%
California - 1.2%
500,000	Adelanto Public Utility Authority Insured: AGM 3.75%, 07/01/24	515,045
200,000	California State 3.13%, 04/01/47 (a)	201,132
635,000	Industry Public Facilities Authority of California Insured: AGM 5.04%, 01/01/27	652,672
300,000	San Francisco City & County Redevelopment Financing Authority 8.26%, 08/01/29	399,912
470,000	Stanton Redevelopment Agency 8.63%, 12/01/25	545,910

		2,314,671

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Fixed Income Fund

Illinois - 1.3%
1,500,000	Illinois Housing Development Authority 2.36%, 08/01/34 (a)	1,500,000
1,005,000	Wheaton College 2.50%, 10/01/35 (a)	1,005,000

		2,505,000

Kentucky - 0.4%
750,000	Clark County School District Finance Corp Insured: ST INTERCEPT 5.20%, 06/01/26	779,917

Michigan - 0.8%
750,000	Belding Area Schools Insured: Q-SBLF 6.50%, 05/01/25	790,102
635,000	Comstock Park Public Schools Insured: Q-SBLF 6.30%, 05/01/26	684,257

		1,474,359

Mississippi - 0.5%
1,020,000	Mississippi Business Finance Corp. Insured: Trustmark National Bank 2.62%, 08/01/21 (a)(f)	1,020,000

New York - 1.4%
720,000	New York State Dormitory Authority 5.00%, 01/01/24	734,004
1,500,000	New York State Housing Finance Agency Insured: Wells Fargo N.A. 2.30%, 05/01/49 (a)(f)	1,500,000
320,000	Port Authority of New York & New Jersey 4.46%, 10/01/62	326,790

		2,560,794

North Dakota - 0.5%
750,000	Kindred Public School District No. 2 6.00%, 08/01/27	855,803

Pennsylvania - 0.1%
200,000	Pennsylvania Turnpike Commission 7.47%, 06/01/25	208,882

Texas - 1.5%
750,000	North Texas Tollway Authority 8.91%, 02/01/30	793,515
2,000,000	Texas State 2.50%, 06/01/45 (a)	2,000,000

		2,793,515

Washington - 0.4%
750,000	Washington Higher Education Facilities Authority 4.27%, 10/01/22	759,698

	Total Municipal Bonds (Cost $15,144,922)	15,272,639

Agency Mortgage-Backed Securities - 6.7%
1,026,944	Federal Home Loan Mortgage Corp. 4.00%, 5/1/2044	1,054,951
158,781	5.00%, 6/1/2041	169,806
3,375,824	Federal National Mortgage Assoc. 3.00%, 2/1/2043 to 6/1/2043 (e)	3,320,139
1,444,293	3.50%, 11/1/2042 to 2/1/2043 (e)	1,457,218
505,151	4.00%, 2/1/2044	518,533
434,334	4.50%, 11/1/2040 to 1/1/2041 (e)	455,110
229,573	5.00%, 6/1/2041	245,135
1,052,079	FNMA 4.00%, 1/1/2041 to 3/1/2044 (e)	1,082,086
1,684,341	4.50%, 10/1/2039 to 4/1/2041 (e)	1,765,007
1,243,529	Government National Mortgage Assoc. 3.50%, 5/20/2043	1,258,086
1,269,913	4.00%, 1/20/2041 to 4/20/2043 (e)	1,312,243

	Total Agency Mortgage-Backed Securities (Cost $12,852,522)	12,638,314

Registered Investment Companies - 5.7%
60,251	BlackRock Taxable Municipal Bond Trust	1,266,476
31,679	Cohen & Steers Limited Duration Preferred and Income Fund	690,919
25,000	DoubleLine Funds Trust - DoubleLine Opportunistic Credit Fund	473,750
51,599	DoubleLine Income Solutions Fund	894,211
140,000	Nuveen Credit Strategies Income Fund	1,036,000
63,009	Nuveen Taxable Municipal Income Fund	1,219,854
47,000	PIMCO Dynamic Credit and Mortgage Income Fund	989,350
4,279,227	State Street Navigator Securities Lending Government Money Market Portfolio, 2.350% (l)	4,279,227

	Total Registered Investment Companies (Cost $11,286,519)	10,849,787

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Fixed Income Fund

U.S. Treasury Obligations - 5.0%
2,500,000	U.S. Treasury Note 1.50%, 4/15/2020	2,466,992
4,000,000	1.63%, 7/31/2020	3,944,141
1,500,000	United States Treasury Bill 2.31%, 1/15/2019 (g)	1,498,771
1,500,000	2.49%, 1/29/2019	1,497,243

	Total U.S. Treasury Obligations (Cost $9,390,365)	9,407,147

Foreign Corporate Obligations - 3.6%
Financials - 1.6%
455,000	Andina de Fomento, 4.38%, 06/15/22 (h)	472,040
500,000	Bank of Nova Scotia MTN, VAR ICE LIBOR USD 3 Month+0.250%, 2.96%, 08/28/19 (a),(h)	501,691
200,000	Intesa Sanpaolo MTN, 5.02%, 06/26/24 (b),(h)	181,588
394,000	Macquarie Bank MTN, 2.60%, 06/24/19 (b),(h)	392,849
249,000	Mizuho Bank, 2.45%, 04/16/19 (b),(h)	248,605
200,000	MUFG Bank, 2.30%, 03/10/19 (b),(h)	199,705
240,000	Standard Chartered, 5.70%, 03/26/44 (b)(c),(h)	240,963
1,000,000	UBS, 5.13%, 05/15/24 (h)	997,570

		3,235,011

Consumer Discretionary - 1.2%
1,375,000	Anheuser-Busch InBev Finance, 2.65%, 02/01/21 (h)	1,352,846
199,000	Anheuser-Busch InBev Worldwide, 2.50%, 07/15/22 (h)	190,162
142,000	Diageo Investment, 2.88%, 05/11/22 (h)	140,683
495,000	Volkswagen Group of America Finance, 2.13%, 05/23/19 (b),(h)	492,634

		2,176,325

Industrials - 0.1%
205,000	Nutrien, 4.90%, 06/01/43 (h)	196,564

Energy - 0.5%
205,000	CNOOC Nexen Finance, Series 2014 ULC, 4.25%, 04/30/24 (h)	208,171
106,000	Equinor, 4.80%, 11/08/43 (h)	114,333
138,000	Nexen Energy ULC, 6.40%, 05/15/37 (h)	168,670
325,000	Shell International Finance BV, 3.40%, 08/12/23 (h)	327,947

		819,121

Communication Services - 0.2%
295,000	America Movil, 5.00%, 03/30/20 (h)	300,300
109,000	Tencent Holdings MTN, 3.38%, 05/02/19 (b),(h)	109,125

		409,425

	Total Foreign Corporate Obligations (Cost $6,863,522)	6,836,446

Non-Agency Collateralized Mortgage-Backed Security - 3.1%
104,921	Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX 5.48%, 1/15/2049 (a)	105,335
120,000	Commercial Mortgage Pass Through Certificates, Series CR14, Class AM 4.53%, 2/10/2047 (a)	123,568
100,000	Commercial Mortgage Pass Through Certificates, Series 2013-LC13, Class AM 4.56%, 8/10/2046 (a)(b)	104,602
2,060,864	FRESB Multifamily Mortgage Pass-Through Trust, Series 2018-SB53, Class A10F 3.66%, 6/25/2028 (a)	2,089,920
1,484,732	FRESB Multifamily Mortgage Pass-Through Trust, Series 2017-SB42, Class A10F 2.96%, 10/25/2027 (a)	1,447,520
629,625	Government National Mortgage Association, Series 10, Class AC 3.56%, 11/16/2044 (a)	632,449
105,000	GS Mortgage Securities Trust, Series 2014-GC20, Class AS 4.26%, 4/10/2047	106,394
153,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C 4.89%, 1/15/2047 (a)	154,766

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Fixed Income Fund

100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class C 4.81%, 2/15/2047 (a)	100,364
5,111	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL 6.11%, 7/15/2040 (b)	5,118
4,498	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM 6.11%, 7/15/2040 (a)	4,504
210,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class AS 4.08%, 7/15/2046 (a)	215,438
191,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class C 4.08%, 7/15/2046 (a)	187,838
100,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class B 5.21%, 3/15/2045 (a)(b)	103,916
13,470	Morgan Stanley Capital I Trust, Series 2006-T21, Class AJ 5.24%, 10/12/2052 (a)	13,522
115,000	WFRBS Commercial Mortgage Trust, Series 2013-C17, Class AS 4.26%, 12/15/2046	119,854
263,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS 4.35%, 3/15/2047 (a)	267,491
140,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class B 4.72%, 3/15/2047 (a)	144,812

	Total Non-Agency Collateralized Mortgage-Backed Security (Cost $5,874,510)	5,927,411

Preferred Stock - 3.0%
Communication Services - 0.4%
37,775	Qwest Corp. 6.75% (c)	716,970

Financials - 2.2%
36,530	Allstate 5.10% (a)	870,875
200	First Republic Bank 7.00% (d)	5,086
28,000	GMAC Capital Trust I 8.40% (a)	709,800
80,000	Monroe Capital 5.75%	1,848,000
18,850	PNC Financial Services Group 6.13% (a),(d)	485,199
6,572	Wells Fargo 5.85% (a)(c),(d)	161,474

		4,080,434

Real Estate - 0.4%
18,679	Brookfield Property, REIT 6.38% (d)	404,400
20,215	VEREIT, REIT 6.70% (c),(d)	478,287

		882,687

	Total Preferred Stock (Cost $6,125,816)	5,680,091

U.S. Government Agencies - 2.9%
1,000,000	Federal Home Loan Mortgage Corporation, 2.00%, 06/30/2019	993,470
1,000,000	Federal National Mortgage Association, 2.50%, 06/30/2019	996,293
2,000,000	Federal National Mortgage Association, 2.25%, 10/29/2020	1,980,884
1,500,000	Federal National Mortgage Association, 3.00%, 06/30/2021	1,496,636
	Total Government Agencies (Cost $5,498,520)	5,467,283

U.S. Government Agency - Asset Backed Security - 2.2%
2,500,000	SBA Small Business Investment Company, Series 2018-10B, Class 1 3.55%, 9/10/2028	2,575,203
1,500,000	United States Small Business Administration, Series 2018-20H, Class 1 3.58%, 8/1/2038	1,527,052

	Total U.S. Government Agency - Asset Backed Security (Cost $4,010,173)	4,102,255

Common Stocks - 1.2%
Real Estate - 1.2%
23,221	Phillips Edison , REIT (i)(j)(k)	230,819
55,785	Retail Opportunity Investments , REIT	885,866
173,000	VEREIT, Inc., REIT	1,236,950

		2,353,635

	Total Common Stocks (Cost $3,156,152)	2,353,635

Agency Collateralized Mortgage Obligations - 1.1%
1,935,915	Federal National Mortgage Assoc. REMIC, Series 2016-104, Class QA 3.00%, 11/25/2043	1,939,562
81,039	Federal National Mortgage Assoc. REMIC, Series 2010-16, Class PA 4.50%, 2/25/2040	84,040

	Total Agency Collateralized Mortgage Obligations (Cost $2,013,060)	2,023,602

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Fixed Income Fund

Cash Equivalents - 0.9%
Money Market Fund - 0.9%
1,747,956	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.170%	1,747,956

	Total Cash Equivalents (Cost $1,747,956)	1,747,956

Total Investments - 102.4% (Cost $197,789,768)		193,708,348

Other Assets & Liabilities, Net - (2.4)%		(4,542,203)

Net Assets - 100.0%		189,166,145

(a)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2018. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.50% and 3 months equal to 2.81%.

(b)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $10,443,286 or 5.5% of net assets.

(c)

Securities (or a portion of securities) on loan. As of December 31, 2018, the market value of securities loaned was $5,942,814. The loaned securities were secured with cash and securities collateral of $6,068,633. Collateral is calculated based on prior day’s prices.

(d)	Perpetual maturity. Maturity date presented represents the next call date.
(e)	Securities are grouped by coupon and represent a range of maturities.
(f)	Securities held in connection with a letter of credit issued by a major bank.
(g)	Rate shown represents the bond effective yield to maturity at date of purchase.
(h)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(i)

Securities with a total aggregate value of $230,819 or 0.1% of net assets were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(j)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities maybe valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $230,819, or 0.1% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2018. Please see Notes to Investment Portfolio.

(k)	Non-income producing security.
(l)	Represents investments of cash collateral received in connection with securities lending.

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$217,507	$217,507
Corporate Obligations	4,061,720	4,061,720

Total Borrowings	$4,279,227	$4,279,227

Gross amount of recognized liabilities for securities lending transactions		$4,279,227

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Funds II

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios (each a “Fund” and collectively the “Funds”) that are currently being offered. This report covers information for the three months ended December 31, 2018 for five of the Funds: Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”) and Highland Fixed Income Fund (the “Fixed Income Fund”). The Highland Energy MLP Fund and Highland Global Allocation Fund are reported separately.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ NAV) will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds.

The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2018, the Funds’ investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, commercial paper, preferred stocks, exchange-traded funds, rights, warrants, securities sold short, futures, equity swaps, collateralized loan obligations, and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets as of December 31, 2018 is as follows:

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Premier Growth Equity Fund
Assets
Common Stocks
Communication Services	$7,584,210	$7,584,210	$—	$—
Consumer Discretionary	14,612,550	14,612,550	—	—
Consumer Staples	10,699,700	10,699,700	—	—
Energy	1,180,200	1,180,200	—	—
Financial	6,119,320	6,119,320	—	—
Healthcare	9,552,380	9,552,380	—	—
Industrials	6,490,700	6,490,700	—	—
Information Technology	13,058,089	13,058,089	—	—
Materials	1,538,640	1,149,500	—	389,140
Real Estate	3,210,450	3,210,450	—	—
Utilities	3,774,100	3,774,100	—	—
Registered Investment Companies	5,723,987	5,723,987	—	—
Preferred Stock	1,743,480	—	—	1,743,480

Total Assets	85,287,806	83,155,186	—	2,132,620

Total	$85,287,806	$83,155,186	$—	$2,132,620

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Small-Cap Equity Fund
Assets
Common Stocks
Communication Services	$402,343	$402,343	$—	$—
Consumer Discretionary	4,268,922	4,268,922	—	—
Consumer Staples	316,112	316,112	—	—
Energy	1,348,684	1,348,684	—	—
Financial	5,725,238	5,725,238	—	—
Healthcare	11,768,046	11,768,046	—	—

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Industrials	$2,112,088	$2,112,088	$—	$—
Information Technology	2,595,474	2,595,474	—	—
Materials	8,925,954	8,925,954	—	—
Real Estate	5,396,617	5,396,617	—	—
Utilities	1,874,310	1,874,310	—	—
Preferred Stock
Real Estate	2,766,930	2,766,930	—	—
Registered Investment Companies	2,673,182	2,673,182	—	—
Master Limited Partnerships
Energy	2,420,752	2,420,752	—	—

Total Assets	52,594,652	52,594,652	—	—

Liabilities
Exchange Traded Funds	(2,199,203)	(2,199,203)	—	—

Total Liabilities	(2,199,203)	(2,199,203)	—	—

Total	$50,395,449	$50,395,449	$—	$—

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Total Return Fund
Assets
Common Stocks
Communication Services	$20,870,507	$20,870,507	$—	$—
Consumer Discretionary	3,135,761	3,135,761	—	—
Consumer Staples	1,340,550	1,340,550	—	—
Financial	5,402,844	5,402,844	—	—
Health Care	2,860,654	2,860,654	—	—
Industrials	13,352,813	13,352,813	—	—
Materials	362,236	362,236	—	—
Real Estate	827,252	814,378	—	12,874
Corporate Obligations	14,262,125	—	14,262,125	—
Registered Investment Companies	6,543,856	6,543,856	—	—
U.S. Treasury Obligations	2,971,644	—	2,971,644	—
Preferred Stock
Communication Services	435,630	435,630	—	—
Financial	498,478	498,478	—	—
Real Estate	411,582	185,652	225,930	—
Agency Mortgage-Backed Securities	1,215,556	—	1,215,556	—
Asset-Backed Securities	115,371	—	115,371	—
Mortgage-Backed Securities	178,342	—	178,342	—
Agency Collateralized Mortgage Obligations	12,790	—	12,790	—
Cash Equivalents
Money Market Fund	911,608	911,608	—	—
Total Assets	75,709,599	56,714,967	18,981,758	12,874

Total	$75,709,599	$56,714,967	$18,981,758	$12,874

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Tax-Exempt Fund
Assets
Municipal Bonds(1)	$11,676,638	$—	$11,676,638	$—
Cash Equivalents	86,304	86,304	—	—

Total Assets	11,762,942	86,304	11,590,334	—

Total	$11,762,942	$86,304	$11,590,334	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Fixed Income Fund
Assets
Corporate Obligations	$87,115,465	$—	$87,115,465	$—
Asset-Backed Securities	24,286,317	—	24,286,317	—
Municipal Bonds(1)	15,272,639	15,272,639	—	—
Agency Mortgage-Backed Securities	12,638,314	—	12,638,314	—
Registered Investment Companies	10,849,787	10,849,787	—	—
U.S. Treasury Obligations	9,407,147	—	9,407,147	—
Foreign Corporate Obligations	6,836,446	—	6,836,446	—
Non-Agency Collateralized Mortgage-Backed Security	5,927,411	—	5,927,411	—
Preferred Stock
Communication Services	716,970	716,970	—	—
Financials	4,080,434	2,227,348	1,853,086	—
Real Estate	882,687	478,287	404,400	—
Government Agencies	5,467,283	—	5,467,283	—
U.S. Government Agency - Asset Backed Security	4,102,255	—	4,102,255	—
Common Stocks
Real Estate	2,353,635	2,122,816	—	230,819
Agency Collateralized Mortgage Obligations	2,023,602	—	2,023,602	—
Cash Equivalents	1,719,907	1,719,907	—	—

Total Assets	193,680,299	18,115,114	175,334,366	230,819

Total	$193,680,299	$18,115,114	$175,334,366	$230,819

(1)	See Investment Portfolio detail for industry breakout.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

The tables below set forth a summary of changes in the Premier Growth Equity Fund, the Total Return Fund and the Fixed Income Fund assets measured at fair value using significant unobservable inputs (Level 3) for the three months ended December 31, 2018. Small-Cap Equity Fund and Tax-Exempt Fund had no level 3 assets for the three months ended December 31, 2018.

	Balance as of September 30, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Appreciation (Depreciation)	Net Purchase	Net (Sales)	Balance as of December 31, 2018
Highland Premier Growth Equity Fund
Common Stocks	$619,660	$—	$—	$—	$—	$(230,520)	$—	$—	$389,140
Preferred Stocks	$1,952,176	$—	$—	$—	$—	$(208,696)	$—	$—	$1,743,480

Total	$2,571,836	$—	$—	$—	$—	$(439,216)	$—	$—	$2,132,620

	Balance as of September 30, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Appreciation (Depreciation)	Net Purchase	Net (Sales)	Balance as of December 31, 2018
Highland Total Return Fund
Common Stocks	$13,535	$—	$—	$—	$—	$(660)	$—	$—	$12,874

Total	$13,535	$—	$—	$—	$—	$(660)	$—	$—	$12,874

	Balance as of September 30, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Appreciation (Depreciation)	Net Purchase	Net (Sales)	Balance as of December 31, 2018
Highland Fixed Income Fund
Common Stocks	$242,662	$—	$—	$—	$—	$(11,843)	$—	$—	$230,819

Total	$242,662	$—	$—	$—	$—	$(11,843)	$—	$—	$230,819

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Highland Premier Growth Equity Fund

Category	Market Value at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stocks	$1,743,480	Multiples Analysis	Multiple of Revenue	1.25x - 1.75x

Common Stocks	389,140	Multiples Analysis	Multiple of EBITDA	6.0x - 7.0x
		Discounted Cash Flow	Discount Rate	11%
			Terminal Multiple	6.5x
		Transaction Analysis	Multiple of EBITDA	7.25x - 7.75x
		Bid Indication of Value	Enterprise Value ($mm)	$720.0 - $765.0

Total	$2,132,620

Highland Total Return Fund

Category	Market Value at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stocks	$12,874	Market Approach	Market Index Adjustment	-4%
		NAV	Third Party Value Indication	$9.05

Total	$12,874

Highland Fixed Income Fund

Category	Market Value at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stocks	$230,819	Market Approach	Market Index Adjustment	-4%
		NAV	Third Party Value Indication	$9.05

Total	$230,819

The significant unobservable input used in the fair value measurement of the Premier Growth Equity Fund’s preferred stock is the revenue multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Premier Growth Equity Fund’s common equity securities are: multiple of EBITDA, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Total Return Fund’s REIT assets is the market index adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fixed Income Fund’s REIT assets is the market index adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 80% as of December 31, 2018. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds.

Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

For the period ended December 31, 2018, the Premier Growth Equity, Total Return Tax-Exempt, Small-Cap Equity and Fixed Income Funds did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Funds II

unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid. The Funds did not have any transactions in written options for the period ended December 31, 2018.

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of each Fund as of December 31, 2018:

Highland Premier Growth Equity Fund
Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares at December 31, 2018	Affiliated Income
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	185,465	$3,965,240	$642,073	$(131,417)	$131,417	$(594,356)	$4,012,957	220,978	$510,656
Nexpoint Strategic Opportunities Fund	85,852	1,923,085	—	—	—	(212,054)	1,711,030	85,852	51,511

Total	271,317	$5,888,325	$642,073	$(131,417)	$131,417	$(806,410)	$5,723,987	306,830	$562,167

Highland Small-Cap Equity Fund

Issuer	Shares at September 30, 2018	Beginning Value as of September 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares at December 31, 2018	Affiliated Income
Other Affiliates
NexPoint Residential Trust, Inc., REIT	56,551	$1,877,493	$6,608	$—	$—	$112,557	$1,996,658	56,966	$8,159
Nexpoint Strategic Opportunities Fund	85,855	1,923,152	—	—	—	(212,062)	1,711,090	85,855	51,513

Total	142,406	$3,800,645	$6,608	$—	$—	$(99,505)	$3,707,748	142,821	$59,672

INVESTMENT PORTFOLIO (unaudited)
As of December 31, 2018	Highland Energy MLP Fund

Shares		Value ($)
Common Stocks - 53.4%
Energy(a) - 53.4%
41,829	EnLink Midstream	396,957
163,004	Kinder Morgan	2,507,001
45,296	Plains GP Holdings LP, Class A	910,450
85,120	SemGroup Corp., Class A	1,172,954
57,539	Targa Resources Corp.	2,072,555
145,591	Williams Cos., Inc.	3,210,281

		10,270,198

	Total Common Stocks (Cost $16,785,527)	10,270,198

Master Limited Partnerships - 91.1%
Energy(a) - 89.1%
37,968	Andeavor Logistics LP	1,233,580
65,168	Crestwood Equity Partners LP	1,818,839
330,274	Energy Transfer Equity LP	4,362,920
66,503	EnLink Midstream Partners LP	732,198
105,031	Enterprise Products Partners LP	2,582,712
24,944	EQM Midstream Partners LP	1,078,828
6,590	Magellan Midstream Partners LP	376,025
52,354	MPLX LP	1,586,326
110,920	NGL Energy Partners LP	1,063,723
20,141	Plains All American Pipeline LP	403,626
19,285	Sunoco LP	524,359
50,183	Western Gas Equity Partners LP	1,391,575

		17,154,711

Utilities(a) - 2.0%
20,036	Suburban Propane Partners LP	386,094

	Total Master Limited Partnerships (Cost $24,153,134)	17,540,805

Total Investments - 144.5% (Cost $40,938,661)		27,811,003

Other Assets & Liabilities, Net - (44.5)%		(8,558,227)

Net Assets - 100.0%		19,252,776

(a)	All or part of these securities are pledged as collateral for the credit facility with Bank of New York Mellon. The market value of the securities pledged as collateral was $27,811,003.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2018	Highland Energy MLP Fund

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios (the “Funds”) that are currently being offered including the Highland Energy MLP Fund (“the Fund”). This report covers information for the three months ended December 31, 2018. The other portfolios are reported separately from the Fund.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Energy MLP Fund

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2018, the Fund’s investments consisted of common stocks and master limited partnerships. If applicable, the fair values of the Fund’s common stocks and master limited partnerships that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Energy MLP Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2018 is as follows:

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Energy MLP Fund
Assets
Master Limited Partnerships(1)	$17,540,805	$17,540,805	—	—
Common Stocks(1)	10,270,198	10,270,198	—	—

Total	$27,811,003	$27,811,003	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Master Limited Partnerships

Master Limited Partnerships, commonly referred to as “MLPs,” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs treated as partnerships under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2018	Highland Energy MLP Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid. The Fund did not have any transactions in written options for the period ended December 31, 2018.

Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such external shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at December 31, 2018 were:

Number	% of Fund Held
4	82.52%

Investment activities of these shareholders, including redemptions, could have a material impact on the Fund and remaining shareholders.

For more information with regard to significant accounting policies, see the most recent annual report filed with the U.S. Securities and Exchange Commission.

Item 2.	Controls and Procedures.

(a)

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this quarterly schedule of portfolio holdings on Form N-Q, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness for the Highland Global Allocation Fund (the “Fund”) relating to the application of ASC 820 and reasonableness and reliability of assumptions used in the fair value model which are monitored by the Valuation Committee through the operation of a review control. This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in material pricing errors related to a hard-to-value security held by Fund, over a period of time, which resulted in the reprocessing of investor capital activity, as well as material misstatements to the Fund’s semi-annual financial statements as of March 31, 2018 and a material error that was corrected in the annual financial statements for the year ended September 30, 2018. Additionally, this material weakness could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management has developed a plan to remediate the material weakness described above. Management utilizes a Valuation Sub-Committee as part of its existing valuation process. Management will undertake the addition of a review control by adding one or more members to the Valuation Sub-Committee to conduct control activities designed to operate at a level of precision which will enable such errors to be detected. Additionally, Management will undertake enhancements to its Valuation Committee by providing training materials to members of its Valuation Committee with respect to the application of ASC 820 as well as the usage of subject matter expert inputs as inputs to fair value determinations. Finally, management will undertake enhancements to its review control by designing additional control activities to more precisely assess the application of ASC 820 to fair value models.

(b)

Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this quarterly schedule of portfolio holdings on Form N-Q.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date:	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date:	March 1, 2019